COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

CLASS A (LPXAX), CLASS C (LPXCX), CLASS F (LPXFX), CLASS I (LPXIX),

CLASS R (LPXRX) AND CLASS Z (LPXZX) SHARES

Supplement dated June 2, 2020 to

Summary Prospectus and Prospectus dated September 1, 2019, as supplemented, and

Statement of Additional Information dated May 1, 2020

Effective June 3, 2020, Class F shares of the Fund are available for purchase in accordance with the Fund’s Prospectus. References to the contrary in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are hereby removed, or revised as the context requires, with respect to the Fund only.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

LPXSum-0620